UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐

Checkthe appropriate box: ☐ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☒ Definitive Additional Materials	☐ Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-6(e)(2))
☐ Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
JRjr33, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(4)	Date Filed:

JRJR33, INC.

ANNUAL MEETING OF STOCKHOLDERS

SEPTEMBER 15, 2016 10:00 AM CDT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of JRjr33, Inc., a Florida corporation, hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and (2) appoints John P. Rochon and John Rochon, Jr., or either of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common stock of JRjr33, Inc. held of record by the undersigned at the close of business on July 19, 2016, at the 2016 Annual Meeting of Stockholders to be held at the offices of the Company, located at 2950 North Harwood Street, 22nd Floor, Dallas, Texas 75201 on September 15, 2016, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS OF JRJR33, INC. RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3
VOTE BY INTERNET - www.proxyvote.com                                       Use the Internet to transmit your voting instructions and for electronic delivery of information up until ll:59 P.M. Eastern Time, on Spetember 14, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create and electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, on September 14, 2016. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PROPOSAL 1. Election of the following director nominees to serve for the following year and until his or her successor is elected:

Nominees are: John P. Rochon, John Rochon, Jr., Julie Rasmussen, Michael Bishop, William H. Randall, Bernard Ivaldi, Roy G.C. Damary, and John W. Bickel

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	WITHHELD FOR THE FOLLOWING ONLY: (WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE BELOW)

PROPOSAL 2. Ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

FOR	AGAINST	ABSTAIN

PROPOSAL 3. Approval of increase the number of shares of common stock that we will have authority to grant under our 2015 Stock Incentive Plan from 1,500,000 shares to 3,500,000 shares.

FOR	AGAINST	ABSTAIN

Dated:
Signature(s) of Stockholder(s)
Title:

Please mark, date and sign exactly as your name appears on this proxy card and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.